EXHIBIT 10.23

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                           REQUESTED BY
                                                  PLAY BY PLAY TOYS & NOVELTIES,
                                                               INC.
                                                --------------------------------

           CERTAIN PORTIONS OF THIS EXHIBIT, MARKED AS "*REDACTED*,"
                HAVE BEEN OMITTED HEREFROM AND FILED SEPARATELY
                  WITH THE COMMISSION BASED UPON A REQUEST FOR
                             CONFIDENTIAL TREATMENT.



                                November 10, 2000
                                  AMENDMENT #5


Raymond Braun
PLAY-BY-PLAY TOYS & NOVELTIES, INC.
4400 Tejasco
San Antonio, TX  78218

RE:  WARNER BROS. LICENSE AGREEMENT #8700-BLT (BABY LOONEY TUNES)

Gentlemen:

This letter when fully executed shall formally amend the above-referenced License Agreement, dated September 10, 1997, as amended, relative to certain rights owned and controlled by Warner Bros.

By our mutual execution hereof, it is agreed as follows:

1.    PARAGRAPH 1 (D) "TERM": The Term is hereby extended for an additional two
      (2) year period, *REDACTED*. Notwithstanding anything to the contrary set forth in this Agreement, effective January 1, 2000, all rights granted to Licensee hereunder for all Licensed Products shall be *REDACTED*.

2.    PARAGRAPH 1 (F) "GUARANTEED CONSIDERATION": is hereby amended as follows:

      Licensor hereby acknowledges receipt of ($*REDACTED*) of the original ($*REDACTED* Guaranteed Consideration. The remaining balance of the Guaranteed Consideration of ($*REDACTED*) is payable in United States dollars as follows:

      ($*REDACTED*) payable on or before December 31, 2000;

      ($*REDACTED*) payable on or before March 31, 2001;

      ($*REDACTED*) payable on or before June 30, 2001;

      ($*REDACTED*) payable on or before September 30, 2001;

      ($*REDACTED*) payable on or before December 31, 2001;

      ($*REDACTED*) payable on or before March 31, 2002;

      ($*REDACTED*) payable on or before June 30, 2002; and

      ($*REDACTED*) payable on or before September 30, 2002.

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                           REQUESTED BY
                                                  PLAY BY PLAY TOYS & NOVELTIES,
                                                               INC.
                                                --------------------------------


   It is understood and agreed that, effective upon execution of this Amendment, the Guaranteed Consideration shall not be allocated by Region and shall be cross-collateralized among all the Regions.

3. PARAGRAPH 1 (H) "CHANNELS OF DISTRIBUTION": is hereby amended by deleting Schedule B-2 in its entirety and replacing it with the revised Schedule B-2 attached to this Amendment.

4. PARAGRAPH 14 "TERMINATION BY LICENSOR": is hereby amended by adding a new subparagraph 14 (c ) as follows:

      (c) Notwithstanding anything to the contrary contained herein, and in addition to Licensor's right to terminate this Agreement in the event of a default of Licensee, Licensor shall have the right to terminate this Agreement at any time, without cause, upon thirty (30) days prior written notice to Licensee. In the event of such a termination by Licensor without cause:

         (i) Licensee shall be entitled to its ordinary Sell-Off Period, as provided in Paragraph 15 below;

         (ii) Licensee shall, upon the effective date of such termination, pay to Licensor the pro-rated portion of the Guaranteed Consideration payment due at the end of the calendar quarter in which the effective date of the termination occurs, such pro-rated portion to be calculated by dividing the number of days in the quarter prior to and including the effective date of the termination, by the total number of days in the quarter. By way of example, if Licensor gives notice of termination to Licensee on April 15, 2002, such termination shall be effective on May 15, 2002. In such case, Licensee shall pay to Licensor, on or before May 15, 2002, a pro-rated portion of the payment due on June 30, 2002, which pro-rated portion shall be equal to ($*REDACTED*) (calculated as follows:

                *REDACTED*; and

         (iii) Licensee shall not be obligated to pay the remaining Guaranteed Consideration payments due in calendar quarters after the effective date of the termination.

5. PARAGRAPH 16 "MCDONALD'S SPACE JAM PLUSH ("SJ PLUSH")": is hereby amended as follows:

      Licensor hereby acknowledges receipt of ($*REDACTED*) with respect to the SJ Plush units acquired from McDonald's. The remaining balance of ($*REDACTED*) due in connection with the SJ Plush is payable in US Dollars as follows:

      ($*REDACTED*) payable on or before November 15, 2000;

      ($*REDACTED*) payable on or before December 15, 2000;

      ($*REDACTED*) payable on or before January 15, 2001;

      ($*REDACTED*) payable on or before February 15, 2001;

      ($*REDACTED*) payable on or before March 15, 2001;

      ($*REDACTED*) payable on or before April 15, 2001;

      ($*REDACTED*) payable on or before May 15, 2001;

      ($*REDACTED*) payable on or before June 15, 2001;

      ($*REDACTED*) payable on or before July 15, 2001;

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                           REQUESTED BY
                                                  PLAY BY PLAY TOYS & NOVELTIES,
                                                               INC.
                                                --------------------------------


      ($*REDACTED*) payable on or before August 15, 2001;

      ($*REDACTED*) payable on or before September 15, 2001;

      ($*REDACTED*) payable on or before October 15, 2001;

      ($*REDACTED*) payable on or before November 15, 2001;

      ($*REDACTED*) payable on or before December 15, 2001;

      ($*REDACTED*) payable on or before January 15, 2002;

      ($*REDACTED*) payable on or before February 15, 2002;

      ($*REDACTED*) payable on or before March 15, 2002;

      ($*REDACTED*) payable on or before April 15, 2002;

      ($*REDACTED*) payable on or before May 15, 2002;

      ($*REDACTED*) payable on or before June 15, 2002;

      ($*REDACTED*) payable on or before July 15, 2002;

      ($*REDACTED*) payable on or before August 15, 2002;

      ($*REDACTED*) payable on or before September 15, 2002; and

      ($*REDACTED*) payable on or before October 15, 2002;


   It is understood and agreed that the foregoing payment obligations set forth in this Paragraph 16 shall survive any early termination of this Agreement. In the event of a termination of this Agreement by Licensor, without cause, as set forth in Paragraph 14 (c) of this Agreement, Licensee shall have a continuing obligation to make all such payments in accordance with the payment schedule set forth in this Paragraph 16. In the event of a termination of this Agreement by Licensor due to a default by Licensee, all such payments shall be accelerated and immediately due and payable as provided in Paragraph 14 (b).

In all other respects, other than as noted above the subject License Agreement and all of its terms and conditions shall continue to govern our relationship. Capitalized terms used herein and not otherwise defined herein shall have the meaning set forth in the License Agreement.

This letter shall have no legal effect unless and until signed by all parties noted below.

LICENSOR                                  LICENSEE:
WARNER BROS. CONSUMER PRODUCTS            PLAY-BY-PLAY TOYS & NOVELTIES, INC.
A division of Time Warner
Entertainment Company L.P., on
Behalf of itself and as Agent
For Warner Bros.  A division of
Time Warner Entertainment Company L.P.
By: __________________________________    By: ______________________________
       Gary R. Simon
       Senior Vice President              Its: ______________________________
       Business and Legal Affairs
Date: _________________________________   Date: _____________________________

                                                --------------------------------
                                                      CONFIDENTIAL TREATMENT
                                                           REQUESTED BY
                                                  PLAY BY PLAY TOYS & NOVELTIES,
                                                               INC.
                                                --------------------------------


                         #8700-BLT ("BABY LOONEY TUNES"-
                                  SCHEDULE B-2

                  CHANNELS OF DISTRIBUTION - ASIS/PACIFIC RIM

Department Stores

Specialty Stores

Gift Stores *REDACTED*

Toy Stores

Mass Retailers (where applicable)